CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES- OXLEY ACT OF 2002

      In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended December 27, 2003 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Jeffrey Kastner, of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      1) This Report fully complies with the requirements of section 13(a)or 15
(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.


                                       /s/ Jeffrey Kastner
                                       --------------------------------
                                       Name: Jeffrey Kastner
                                             Assistant Secretary and Acting
                                             Chief Financial Officer
                                       Date: February 10, 2004